STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2006, FOR THE GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL (800) 449-6447 OR WRITE THE COMPANY AT: 13045 TESSON FERRY ROAD, ST. LOUIS, MISSOURI 63128.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2006.


                                TABLE OF CONTENTS


                                                                         Page

COMPANY ..............................................................   -3-

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................   -3-

LEGAL OPINIONS.......................................................    -4-

DISTRIBUTION..........................................................   -4-

PERFORMANCE INFORMATION...............................................   -5-

INVESTMENT ADVICE.....................................................   -7-

TAX STATUS OF THE CONTRACTS...........................................   -8-

ANNUITY PROVISIONS....................................................   -9-

GENERAL MATTERS.......................................................  -10-

SAFEKEEPING OF ACCOUNT ASSETS.........................................  -12-

STATE REGULATION......................................................  -12-

RECORDS AND REPORTS...................................................  -12-

OTHER INFORMATION.....................................................  -13-

FINANCIAL STATEMENTS..................................................  -13-




                                     COMPANY

General American Life Insurance Company ("General American," "Company," "we," "our") was originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.

In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of General American Separate Account Two and General American Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities laws in connection with the Contracts.

                                  DISTRIBUTION

MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor was paid underwriting commissions in the aggregate for the years 2003, 2004 and 2005 of $1,596,371, $1,663,806, and $1,557,642, respectively.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                             PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                    n
         P (1 + T)    =   ERV
Where:
         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the BlackRock Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the BlackRock Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the BlackRock Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the BlackRock Money Market Division of the Separate Account will be lower than the yield for the BlackRock Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the BlackRock Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the BlackRock Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The BlackRock Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the BlackRock Money Market Fund, the types and quality of portfolio securities held by the BlackRock Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


                                INVESTMENT ADVICE

The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. and in the Portfolios of Variable Insurance Products Fund. MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the BlackRock Money Market Portfolio and formerly, the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (currently known as the BlackRock Money Market Portfolio and formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser.

The following is the sub-adviser history of the other relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio on May 1, 2001.

The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser.



                           TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all Contracts issued on or after May 1, 1982; 3.5% for tax-qualified Contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all Contracts issued on or after May 1, 1982; .99990575 for tax-qualified Contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified Contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                           1.00176027                $10.200000
                         X .99989256               X 1.00165264
                           ----------                -----------
                           1.00165264                $10.216857


Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the Contract by the number of thousands of dollars of accumulated value of the Contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


                                 GENERAL MATTERS

Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a Contract.

If any divisible surplus is credited to a Contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The Contract Owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the Contract Owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.


Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.


                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the Separate Account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the Separate Account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The financial statements of General American and the Separate Account are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

                                 ANNUAL REPORT

                                       OF

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       OF

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of General American Separate Account Two and the Board of Directors of General American Life Insurance Company


We have audited the accompanying statement of assets and liabilities of each of the divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Two (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions comprising the Separate Account of General American as of December 31, 2005, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida

March 14, 2006

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                              AT DECEMBER 31, 2005


                                                                METLIFE      BLACKROCK       LEHMAN BROTHERS
                                                              STOCK INDEX   MONEY MARKET   AGGREGATE BOND INDEX
                                                               DIVISION       DIVISION           DIVISION
                                                              -----------   ------------   --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
MetLife Stock Index Portfolio
 (1,014,174 shares; cost $24,582,384).......................  $33,670,587    $       --         $       --
BlackRock Money Market Portfolio
 (11,282 shares; cost $1,128,241)...........................           --     1,128,259                 --
Lehman Brothers Aggregate Bond Index Portfolio
 (268,385 shares; cost $2,877,098)..........................           --            --          2,901,239
BlackRock Large Cap Value Portfolio
 (966,852 shares; cost $8,060,333)..........................           --            --                 --
BlackRock Diversified Portfolio
 (575,185 shares; cost $8,315,242)..........................           --            --                 --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY
 FUNDS")
VIP Equity-Income Portfolio
 (489,381 shares; cost $10,917,303).........................           --            --                 --
VIP Growth Portfolio
 (502,267 shares; cost $18,105,121).........................           --            --                 --
VIP Overseas Portfolio
 (200,847 shares; cost $3,678,101)..........................           --            --                 --
                                                              -----------    ----------         ----------
Total Investments...........................................   33,670,587     1,128,259          2,901,239
Cash and Accounts Receivable................................          343            --                 19
                                                              -----------    ----------         ----------
Total Assets................................................   33,670,930     1,128,259          2,901,258
LIABILITIES:
Due to General American Life Insurance Company..............           --           (14)                --
                                                              -----------    ----------         ----------
NET ASSETS..................................................  $33,670,930    $1,128,245         $2,901,258
                                                              ===========    ==========         ==========
Outstanding Units (In Thousands)............................          583            59                103
Unit Fair Values............................................  $     57.76    $    19.18         $    28.14

                       See Notes to Financial Statements.

        BLACKROCK        BLACKROCK         VIP            VIP          VIP
     LARGE CAP VALUE    DIVERSIFIED   EQUITY-INCOME     GROWTH       OVERSEAS
        DIVISION         DIVISION       DIVISION       DIVISION      DIVISION
    -----------------   -----------   -------------   -----------   ----------
                   --   $       --     $        --    $        --   $       --
    $
                                --              --             --           --
                   --
                                --              --             --           --
                   --
                                --              --             --           --
           12,143,658
                         9,392,771              --             --           --
                   --
                                --      12,474,309             --           --
                   --
                                --              --     16,926,398           --
                   --
                                --              --             --    4,139,465
                   --
    -----------------   ----------     -----------    -----------   ----------
           12,143,658    9,392,771      12,474,309     16,926,398    4,139,465
                   --          265              --             --           --
    -----------------   ----------     -----------    -----------   ----------
           12,143,658    9,393,036      12,474,309     16,926,398    4,139,465
                 (148)          --            (399)        (6,441)         (25)
    -----------------   ----------     -----------    -----------   ----------
    $      12,143,510   $9,393,036     $12,473,910    $16,919,957   $4,139,440
    =================   ==========     ===========    ===========   ==========
                  163          225             426            697          211
    $58.98 to $125.53   $    41.67     $     29.26    $     24.28   $    19.58

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                   METLIFE            BLACKROCK         LEHMAN BROTHERS
                                                                 STOCK INDEX        MONEY MARKET      AGGREGATE BOND INDEX
                                                                  DIVISION            DIVISION              DIVISION
                                                              -----------------   -----------------   --------------------
                                                                FOR THE YEAR        FOR THE YEAR          FOR THE YEAR
                                                                    ENDED               ENDED                ENDED
                                                              DECEMBER 31, 2005   DECEMBER 31, 2005    DECEMBER 31, 2005
                                                              -----------------   -----------------   --------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................     $   587,610           $32,733              $126,488
 Expenses...................................................         355,963            11,484                32,110
                                                                 -----------           -------              --------
Net investment income (loss)................................         231,647            21,249                94,378
                                                                 -----------           -------              --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on security transactions........       2,003,127                --                10,866
Change in net unrealized appreciation (depreciation) on
 investments for the period.................................      (1,062,096)               --               (72,939)
                                                                 -----------           -------              --------
Net realized and unrealized gains (losses) on investments...         941,031                --               (62,073)
                                                                 -----------           -------              --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $ 1,172,678           $21,249              $ 32,305
                                                                 ===========           =======              ========

                       See Notes to Financial Statements.

        BLACKROCK           BLACKROCK              VIP                 VIP                 VIP
     LARGE CAP VALUE       DIVERSIFIED        EQUITY-INCOME          GROWTH             OVERSEAS
        DIVISION            DIVISION            DIVISION            DIVISION            DIVISION
    -----------------   -----------------   -----------------   -----------------   -----------------
      FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
          ENDED               ENDED               ENDED               ENDED               ENDED
    DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------
        $ 256,014          $   164,920          $ 714,723          $   96,400           $ 49,292
          113,398              103,278            130,829             183,385             39,934
        ---------          -----------          ---------          ----------           --------
          142,616               61,642            583,894             (86,985)             9,358
        ---------          -----------          ---------          ----------           --------
          805,848            1,073,367            244,029            (930,687)           (82,510)
         (353,520)          (1,005,317)          (238,213)          1,799,912            717,562
        ---------          -----------          ---------          ----------           --------
          452,328               68,050              5,816             869,225            635,052
        ---------          -----------          ---------          ----------           --------
        $ 594,944          $   129,692          $ 589,710          $  782,240           $644,410
        =========          ===========          =========          ==========           ========

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    METLIFE                                BLACKROCK
                                                  STOCK INDEX                            MONEY MARKET
                                                   DIVISION                                DIVISION
                                     -------------------------------------   -------------------------------------
                                       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                           ENDED               ENDED               ENDED               ENDED
                                     DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
                                     -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......     $   231,647         $   (39,959)        $   21,249          $     (544)
 Net realized gains (losses) on
  investments......................       2,003,127           1,335,985                 --                   3
 Change in net unrealized
  appreciation (depreciation) on
  investments......................      (1,062,096)          2,142,797                 --                   7
                                        -----------         -----------         ----------          ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       1,172,678           3,438,823             21,249                (534)
                                        -----------         -----------         ----------          ----------
From capital transactions:
 Net premiums......................         585,350             539,181             41,489             113,339
 Net redemptions...................      (6,075,824)         (5,222,583)          (158,249)           (451,148)
                                        -----------         -----------         ----------          ----------
 Total net premiums
  (redemptions)....................      (5,490,474)         (4,683,402)          (116,760)           (337,809)
 Net division transfers............        (895,888)           (192,740)            45,515            (189,882)
                                        -----------         -----------         ----------          ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      (6,386,362)         (4,876,142)           (71,245)           (527,691)
                                        -----------         -----------         ----------          ----------
NET CHANGE IN NET ASSETS...........      (5,213,684)         (1,437,319)           (49,996)           (528,225)
NET ASSETS-BEGINNING OF PERIOD.....      38,884,614          40,321,933          1,178,241           1,706,466
                                        -----------         -----------         ----------          ----------
NET ASSETS-END OF PERIOD...........     $33,670,930         $38,884,614         $1,128,245          $1,178,241
                                        ===========         ===========         ==========          ==========

                                                LEHMAN BROTHERS
                                             AGGREGATE BOND INDEX
                                                   DIVISION
                                     -------------------------------------
                                       FOR THE YEAR        FOR THE YEAR
                                           ENDED               ENDED
                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......     $   94,378          $   91,749
 Net realized gains (losses) on
  investments......................         10,866              (4,124)
 Change in net unrealized
  appreciation (depreciation) on
  investments......................        (72,939)             29,457
                                        ----------          ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................         32,305             117,082
                                        ----------          ----------
From capital transactions:
 Net premiums......................         22,983              26,421
 Net redemptions...................       (562,318)           (704,777)
                                        ----------          ----------
 Total net premiums
  (redemptions)....................       (539,335)           (678,356)
 Net division transfers............          6,630             117,109
                                        ----------          ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................       (532,705)           (561,247)
                                        ----------          ----------
NET CHANGE IN NET ASSETS...........       (500,400)           (444,165)
NET ASSETS-BEGINNING OF PERIOD.....      3,401,658           3,845,823
                                        ----------          ----------
NET ASSETS-END OF PERIOD...........     $2,901,258          $3,401,658
                                        ==========          ==========

                       See Notes to Financial Statements.

                  BLACKROCK                               BLACKROCK                                  VIP
               LARGE CAP VALUE                           DIVERSIFIED                            EQUITY-INCOME
                  DIVISION                                DIVISION                                DIVISION
    -------------------------------------   -------------------------------------   -------------------------------------
      FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
          ENDED               ENDED               ENDED               ENDED               ENDED               ENDED
    DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       $   142,616         $  (118,992)        $    61,642         $   130,547         $   583,894         $   140,900
           805,848             519,271           1,073,367             843,559             244,029             122,545
          (353,520)          1,146,664          (1,005,317)             (6,187)           (238,213)          1,105,117
       -----------         -----------         -----------         -----------         -----------         -----------
           594,944           1,546,943             129,692             967,919             589,710           1,368,562
       -----------         -----------         -----------         -----------         -----------         -----------
           102,281             167,137              93,162             120,222             265,875             237,353
        (1,976,002)         (1,451,554)         (5,165,548)         (1,924,990)         (2,461,843)         (1,944,930)
       -----------         -----------         -----------         -----------         -----------         -----------
        (1,873,721)         (1,284,417)         (5,072,386)         (1,804,768)         (2,195,968)         (1,707,577)
          (158,618)           (174,251)            (59,823)             45,714             (22,254)           (223,016)
       -----------         -----------         -----------         -----------         -----------         -----------
        (2,032,339)         (1,458,668)         (5,132,209)         (1,759,054)         (2,218,222)         (1,930,593)
       -----------         -----------         -----------         -----------         -----------         -----------
        (1,437,395)             88,275          (5,002,517)           (791,135)         (1,628,512)           (562,031)
        13,580,905          13,492,630          14,395,553          15,186,688          14,102,422          14,664,453
       -----------         -----------         -----------         -----------         -----------         -----------
       $12,143,510         $13,580,905         $ 9,393,036         $14,395,553         $12,473,910         $14,102,422
       ===========         ===========         ===========         ===========         ===========         ===========

                      VIP                                     VIP
                    GROWTH                                 OVERSEAS
                   DIVISION                                DIVISION
     -------------------------------------   -------------------------------------
       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
           ENDED               ENDED               ENDED               ENDED
     DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
     -----------------   -----------------   -----------------   -----------------
        $   (86,985)        $  (154,947)        $    9,358          $    7,598
           (930,687)         (1,635,419)           (82,510)           (268,148)
          1,799,912           2,171,920            717,562             752,655
        -----------         -----------         ----------          ----------
            782,240             381,554            644,410             492,105
        -----------         -----------         ----------          ----------
            371,628             447,595             75,709              83,737
         (4,100,233)         (3,044,647)          (828,548)           (829,070)
        -----------         -----------         ----------          ----------
         (3,728,605)         (2,597,052)          (752,839)           (745,333)
           (475,182)           (134,038)            (1,782)           (215,194)
        -----------         -----------         ----------          ----------
         (4,203,787)         (2,731,090)          (754,621)           (960,527)
        -----------         -----------         ----------          ----------
         (3,421,547)         (2,349,536)          (110,211)           (468,422)
         20,341,504          22,691,040          4,249,651           4,718,073
        -----------         -----------         ----------          ----------
        $16,919,957         $20,341,504         $4,139,440          $4,249,651
        ===========         ===========         ==========          ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1.  BUSINESS

General American Separate Account Two (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by the Board of Directors of General American on October 22, 1970 to support General American's operations with respect to certain variable annuity contracts ("Contracts"). General American is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was originally registered on January 25,1971, and was reorganized as a unit investment trust under the Investment Company Act of 1940, as amended, pursuant to a plan of reorganization approved by its contract owners on February 23, 1988 to provide Separate Account contract owners the opportunity to invest in a more diversified mutual fund portfolio. The Separate Account exists in accordance with the regulations of the Missourri Insurance Department. Existing contract owners' units in the Separate Account remained unchanged after the reorganization. The Separate Account supports annuity Contracts which may be qualified or non-qualified for tax purposes.

The Separate Account is divided into eight divisions. Each division invests exclusively in shares of a corresponding Investment Fund (with the same name) of the Metropolitan Fund or Fidelity Fund, each an open-end management investment company (collectively, the "Funds"). For convenience, the underlying funds may also be referred to as "portfolios" or "underlying portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business General American may conduct.

The table below presents the Divisions within the Separate Account:

MetLife Stock Index Division                    BlackRock Diversified Division
BlackRock Money Market Division                 VIP Equity-Income Division
Lehman Brothers Aggregate Bond Index Division   VIP Growth Division
BlackRock Large Cap Value Division              VIP Overseas Division

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

     A.  VALUATION OF INVESTMENTS

        Investments are made in the portfolio of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

     B.  SECURITY TRANSACTIONS

        Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2005

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

     C.  FEDERAL INCOME TAXES

        The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

     D.  USE OF ESTIMATES

        The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     E.  PURCHASE PAYMENTS

        Purchase payments received by General American are credited as accumulation or annuity units as of the end of the valuation period in which received as described in the prospectus. In states that charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract.

3.  EXPENSES

General American assumes the mortality and expense risks under the contracts for which the Separate Account is charged a daily rate of 0.002740% of net assets of each Division of the Separate Account, which equals an annual rate of 1% for those net assets. General American also provides certain administrative services related to operating the Separate Account. For contracts issued prior to the date of reorganization (February 23, 1988) and that are invested in the BlackRock Large Cap Value Divison (formerly, the State Street Research Large Cap Value Division), daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to a daily rate of 0.002055% and an annual ratio of 0.75% for these net assets. Additionally, for contracts issued prior to May 1, 1982, there is an administrative charge of $10.00 per year and a $5.00 charge is imposed whenever funds are transferred between the General Account and the Separate Account.

Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2005

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES    SALES
                                                              ---------   -------
                                                                (IN THOUSANDS)
MetLife Stock Index Division................................   $1,492     $ 7,608
BlackRock Money Market Division.............................      173         224
Lehman Brothers Aggregate Bond Index Division...............      373         811
BlackRock Large Cap Value Division..........................      518       2,407
BlackRock Diversified Division..............................      889       5,960
VIP Equity-Income Division..................................    1,183       2,798
VIP Growth Division.........................................      465       4,644
VIP Overseas Division.......................................      245         991
                                                               ------     -------
Total.......................................................   $5,338     $25,443
                                                               ======     =======

                      (This page intentionally left blank)

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2005

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 were as follows:

                                                  METLIFE      BLACKROCK       LEHMAN BROTHERS         BLACKROCK       BLACKROCK
                                                STOCK INDEX   MONEY MARKET   AGGREGATE BOND INDEX   LARGE CAP VALUE   DIVERSIFIED
                                                 DIVISION       DIVISION           DIVISION            DIVISION        DIVISION
(IN THOUSANDS)                                  -----------   ------------   --------------------   ---------------   -----------
Outstanding at December 31, 2004..............      697            63                122                  191             352
Activity during 2005:
 Issued.......................................       29             7                 10                    7              20
 Redeemed.....................................     (143)          (11)               (29)                 (35)           (147)
                                                   ----           ---                ---                  ---            ----
Outstanding at December 31, 2005..............      583            59                103                  163             225
                                                   ====           ===                ===                  ===            ====
Outstanding at December 31, 2003..............      791            91                142                  216             399
Activity during 2004:
 Issued.......................................       20            29                  6                    5              10
 Redeemed.....................................     (114)          (57)               (26)                 (30)            (57)
                                                   ----           ---                ---                  ---            ----
Outstanding at December 31, 2004..............      697            63                122                  191             352
                                                   ====           ===                ===                  ===            ====
Outstanding at December 31, 2002..............       --            --                 --                   --              --
Activity during 2003:
 Issued.......................................      857           160                182                  243             465
 Redeemed.....................................      (66)          (69)               (40)                 (27)            (66)
                                                   ----           ---                ---                  ---            ----
Outstanding at December 31, 2003..............      791            91                142                  216             399
                                                   ====           ===                ===                  ===            ====
Outstanding at December 31, 2001..............       --            --                 --                   --              --
Activity during 2002:
 Issued.......................................       --            --                 --                   --              --
 Redeemed.....................................       --            --                 --                   --              --
                                                   ----           ---                ---                  ---            ----
Outstanding at December 31, 2002..............       --            --                 --                   --              --
                                                   ====           ===                ===                  ===            ====
Outstanding at December 31, 2000..............       --            --                 --                   --              --
Activity during 2001:
 Issued.......................................       --            --                 --                   --              --
 Redeemed.....................................       --            --                 --                   --              --
                                                   ----           ---                ---                  ---            ----
Outstanding at December 31, 2001..............       --            --                 --                   --              --
                                                   ====           ===                ===                  ===            ====

         VIP              VIP            VIP
    EQUITY-INCOME        GROWTH        OVERSEAS
      DIVISION          DIVISION       DIVISION
    -------------       --------       --------
         505               878            256
          23                29             20
        (102)             (210)           (65)
        ----             -----           ----
         426               697            211
        ====             =====           ====
         579             1,002            320
          23                39             15
         (97)             (163)           (79)
        ----             -----           ----
         505               878            256
        ====             =====           ====
         652             1,119            354
          25                50             14
         (98)             (167)           (48)
        ----             -----           ----
         579             1,002            320
        ====             =====           ====
         761             1,271            406
          33               123             51
        (142)             (275)          (103)
        ----             -----           ----
         652             1,119            354
        ====             =====           ====
         822             1,473            482
          41                51             17
        (102)             (253)           (93)
        ----             -----           ----
         761             1,271            406
        ====             =====           ====

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2005

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2005, 2004, 2003, 2002, and 2001 or lesser time period, if applicable.

                                                                                     BLACKROCK
                                                              METLIFE STOCK INDEX   MONEY MARKET
                                                                   DIVISION           DIVISION
                                                              -------------------   ------------
2005
Units (In Thousands)........................................         583                   59
Unit Fair Value Lowest to Highest(1)........................       $ 57.76             $19.18
Net Assets (In Thousands)...................................       $33,671             $1,128
Investment Income Ratio(2)..................................        1.62%                2.84%
Expense Ratio(3)............................................        1.00%                1.00%
Total Return Lowest to Highest(4)...........................        3.60%                1.87%
2004
Units (In Thousands)........................................         697                   63
Unit Fair Value Lowest to Highest(1)........................       $ 55.76             $18.83
Net Assets (In Thousands)...................................       $38,885             $1,178
Investment Income Ratio(2)..................................        0.89%                0.93%
Expense Ratio(3)............................................        1.00%                1.00%
Total Return Lowest to Highest(4)...........................        9.43%               -0.02%
2003
Units (In Thousands)........................................         791                   91
Unit Fair Value Lowest to Highest(1)........................       $ 50.95             $18.83
Net Assets (In Thousands)...................................       $40,322             $1,706
Investment Income Ratio(2)..................................        0.00%                0.62%
Expense Ratio(3)............................................        1.00%                1.00%
Total Return Lowest to Highest(4)...........................  21.93% to 22.05%           1.87%
2002
Units (In Thousands)........................................         --                    --
Unit Fair Value Lowest to Highest(1)........................       $   --              $   --
Net Assets (In Thousands)...................................       $   --              $   --
Investment Income Ratio(2)..................................         --                    --
Expense Ratio(3)............................................         --                    --
Total Return Lowest to Highest(4)...........................         --                    --
2001
Units (In Thousands)........................................         --                    --
Unit Fair Value Lowest to Highest(1)........................       $   --              $   --
Net Assets (In Thousands)...................................       $   --              $   --
Investment Income Ratio(2)..................................         --                    --
Expense Ratio(3)............................................         --                    --
Total Return Lowest to Highest(4)...........................         --                    --

---------------

(1) General American issues a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through the reduction in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units and the expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units.

  LEHMAN BROTHERS         BLACKROCK        BLACKROCK         VIP          VIP        VIP
AGGREGATE BOND INDEX   LARGE CAP VALUE    DIVERSIFIED   EQUITY-INCOME    GROWTH    OVERSEAS
      DIVISION             DIVISION        DIVISION       DIVISION      DIVISION   DIVISION
--------------------   ----------------   -----------   -------------   --------   --------
                                                225            426          697        211
          103                163
                                            $ 41.67        $ 29.26      $ 24.28     $19.58
       $28.14             $58.98 to
                           $125.53
                                            $ 9,393        $12,474      $16,920     $4,139
       $2,901              $12,144
                                               1.39%          5.38%        0.52%      1.18%
         4.01%              1.99%
                                               1.00%          1.00%        1.00%      1.00%
         1.00%          0.75% to 1.00%
                                               2.03%          4.82%        4.75%     17.87%
         1.05%          4.93% to 5.19%
                                                352            505          878        256
          122                191
                                            $ 40.84        $ 27.91      $ 23.18     $16.61
       $27.84             $56.20 to
                           $119.33
                                            $14,396        $14,102      $20,342     $4,250
       $3,402              $13,581
                                               1.86%          1.96%        0.27%      1.18%
         3.61%              0.00%
                                               1.00%          1.00%        1.00%      1.00%
         1.00%              1.00%
                                               7.43%         10.42%        2.35%     12.50%
         3.06%         12.27% to 12.55%
                                                399            579        1,002        320
          142                216
                                            $ 38.02        $ 25.28      $ 22.65     $14.76
       $27.02             $50.06 to
                           $106.02
                                            $15,187        $14,664      $22,691     $4,718
       $3,846              $13,493
                                               0.00%          1.75%        0.27%      0.79%
         0.00%              0.78%
                                               1.00%          1.00%        1.00%      1.00%
         1.00%              1.00%
                                              14.20%         29.04%       31.53%     41.95%
         1.05%         30.32% to 30.54%
                                                 --            652        1,119        354
           --                 --
                                            $    --        $ 19.59      $ 17.22     $10.40
       $   --               $   --
                                            $    --        $12,787      $19,262     $3,682
       $   --               $   --
                                                 --           1.82%        0.26%      0.83%
           --                 --
                                                 --           1.00%        1.00%      1.00%
           --                 --
                                                 --         -17.79%      -30.82%    -21.09%
           --                 --
                                                 --            761        1,271        406
           --                 --
                                            $    --        $ 23.83      $ 24.89     $13.18
       $   --               $   --
                                            $    --        $18,125      $31,638     $5,348
       $   --               $   --
                                                 --           1.93%        0.09%      6.41%
           --                 --
                                                 --           1.00%        1.00%      1.00%
           --                 --
                                                 --          -5.88%      -18.47%    -21.92%
           --                 --

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2005

7.  CHANGE IN PORTFOLIO NAME


Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and subsequently changed the names of the portfolios as follows:


OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
------------------                                            ------------------
State Street Research Money Market Portfolio                  BlackRock Money Market Portfolio
State Street Research Large Cap Value Portfolio               BlackRock Large Cap Value Portfolio
State Street Research Diversified Portfolio                   BlackRock Diversified Portfolio

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2005, 2004 AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 25, 2006

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $14,089 and $13,064, respectively)....  $15,086   $13,912
  Equity securities, at fair value (cost: $199 and $172,
     respectively)..........................................      201       178
  Mortgage loans on real estate.............................      896     1,090
  Policy loans..............................................    2,645     2,625
  Real estate and real estate joint ventures
     held-for-investment....................................       54        60
  Other limited partnership interests.......................       27        34
  Short-term investments....................................      153        86
  Other invested assets.....................................    3,391     2,846
                                                              -------   -------
          Total investments.................................   22,453    20,831
Cash and cash equivalents...................................      268       372
Accrued investment income...................................      169       165
Premiums and other receivables..............................    2,762     2,032
Deferred policy acquisition costs and value of business
  acquired..................................................    3,139     3,265
Other assets................................................      332       333
Separate account assets.....................................    2,783     3,068
                                                              -------   -------
          Total assets......................................  $31,906   $30,066
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 9,539   $ 8,897
  Policyholder account balances.............................    9,880     9,076
  Other policyholder funds..................................    1,903     1,827
  Policyholder dividends payable............................      106       113
  Long-term debt............................................      900       506
  Shares subject to mandatory redemption....................      159       158
  Current income taxes payable..............................       11        28
  Deferred income taxes payable.............................      696       635
  Payables for collateral under securities loaned and other
     transactions...........................................    1,383     1,461
  Other liabilities.........................................    1,683     1,635
  Separate account liabilities..............................    2,783     3,068
                                                              -------   -------
          Total liabilities.................................   29,043    27,404
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding....        3         3
  Additional paid-in capital................................    1,836     1,843
  Retained earnings.........................................      556       428
  Accumulated other comprehensive income....................      468       388
                                                              -------   -------
          Total stockholder's equity........................    2,863     2,662
                                                              -------   -------
          Total liabilities and stockholder's equity........  $31,906   $30,066
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004     2003
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,179   $3,713   $3,038
Universal life and investment-type product policy fees......     149      293      272
Net investment income.......................................   1,171    1,131    1,003
Other revenues..............................................      57       43       73
Net investment gains........................................      57       74       40
                                                              ------   ------   ------
          Total revenues....................................   5,613    5,254    4,426
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,714    3,203    2,645
Interest credited to policyholder account balances..........     374      400      361
Policyholder dividends......................................     171      173      198
Other expenses..............................................   1,147    1,256    1,073
                                                              ------   ------   ------
          Total expenses....................................   5,406    5,032    4,277
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     207      222      149
Provision for income taxes..................................      66       73       46
                                                              ------   ------   ------
Income from continuing operations...........................     141      149      103
Income (losses) from discontinued operations, net of income
  taxes.....................................................      --        1       (1)
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income taxes.......................................     141      150      102
Cumulative effect of a change in accounting, net of income
  taxes.....................................................      --       15        1
                                                              ------   ------   ------
Net income..................................................  $  141   $  165   $  103
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2003......    $ --        $3       $1,594       $207          $177            $(1)         $--       $1,980
  Issuance of preferred stock by
    subsidiary to the parent....      93                                                                                       93
  Issuance of shares by
    subsidiary..................                             24                                                                24
  Capital contribution..........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income (loss):
  Net income....................                                       103                                                    103
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               92
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              195
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2003....      93         3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof.....................     (93)                                                                                     (93)
  Issuance of shares by
    subsidiary..................                              4                                                                 4
  Capital contribution..........                             93                                                                93
  Dividends on common stock.....                                       (40)                                                   (40)
  Dividends on preferred
    stock.......................                                        (6)                                                    (6)
Comprehensive income (loss):
  Net income....................                                       165                                                    165
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                     107                                      107
    Foreign currency translation
      adjustments...............                                                                     14                        14
    Minimum pension liability
      adjustment................                                                                                  (1)          (1)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                              120
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              285
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2004....      --         3        1,843        428           356             38           (6)       2,662
Sale of subsidiary..............                              7                                                                 7
Dividends on common stock.......                                       (13)                                                   (13)
Comprehensive income (loss):
Equity transactions of majority
  owned subsidiary..............                            (14)                                                              (14)
  Net income....................                                       141                                                    141
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      75                                       75
  Foreign currency translation
    adjustments.................                                                                      3                         3
  Minimum pension liability
    adjustment..................                                                                                   2            2
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               80
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              221
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2005....    $ --        $3       $1,836       $556          $431            $41          $(4)      $2,863
                                    ====        ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   141   $   165   $   103
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................       12        14        16
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (11)      (17)      (50)
     (Gains) losses from sales of investments and business,
       net..................................................      (57)      (75)      (39)
     Interest credited to policyholder account balances.....      374       400       361
     Universal life and investment-type product policy
       fees.................................................     (149)     (293)     (272)
     Change in premiums and other receivables...............      (25)      151      (397)
     Change in deferred policy acquisitions costs, net......     (219)     (551)     (818)
     Change in insurance related liabilities................      874       722     1,785
     Change in income taxes payable.........................      (14)       90        65
     Change in other assets.................................      (99)       14        46
     Change in other liabilities............................       52       173       171
     Other, net.............................................       (2)      (16)      (10)
                                                              -------   -------   -------
Net cash provided by operating activities...................      877       777       961
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,353     5,411     5,439
     Equity securities......................................       --        16         5
     Mortgage loans on real estate..........................      194        90       167
     Real estate and real estate joint ventures.............        6        19        33
     Other limited partnership interests....................        2        --        --
  Purchases of:
     Fixed maturities.......................................   (6,686)   (6,783)   (7,404)
     Equity securities......................................      (28)      (29)      (39)
     Mortgage loans on real estate..........................      (38)     (223)     (284)
     Real estate and real estate joint ventures.............       (1)       (2)       (2)
     Other limited partnership interests....................       --        (1)       (1)
  Net change in short-term investments......................      (67)        4        18
  Proceeds from sales of businesses.........................       37        --        --
  Net change in other invested assets.......................     (521)     (572)     (711)
  Other, net................................................      (18)      (52)      (90)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,767)  $(2,122)  $(2,869)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004      2003
                                                              ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................   1,424     2,245     2,015
     Withdrawals............................................    (953)   (1,139)   (1,092)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     (78)      282       500
  Net change in short-term debt.............................      --        --       (19)
  Long-term debt issued.....................................     397         8        70
  Long-term debt repaid.....................................      (3)       (4)       --
  Sale of subsidiary........................................       7        --        --
  Proceeds from offering of common stock by subsidiary,
     net....................................................      --        --       398
  Dividends on preferred stock..............................      --        (7)       --
  Dividends on common stock.................................     (13)      (40)       (1)
  Other, net................................................       5         3         8
                                                              ------   -------   -------
Net cash provided by financing activities...................     786     1,348     1,879
                                                              ------   -------   -------
Change in cash and cash equivalents.........................    (104)        3       (29)
Cash and cash equivalents, beginning of year................     372       369       398
                                                              ------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  268   $   372   $   369
                                                              ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   48   $    49   $     5
                                                              ======   =======   =======
     Income taxes...........................................  $  143   $    36   $    42
                                                              ======   =======   =======
  Non-cash transactions during the year:
     Real estate acquired in satisfaction of debt...........  $   --   $    --   $    13
                                                              ======   =======   =======
     Transfer from funds withheld at interest to fixed
       maturities...........................................  $   --   $   606   $    --
                                                              ======   =======   =======
     Non-cash capital contribution from parent..............  $   --   $    93   $   131
                                                              ======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American, Reinsurance Group of America ("RGA") and Paragon Life Insurance Company ("Paragon"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2005 and 52% in 2004 and 2003. See Note 9.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,200 million and $1,096 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $282 million and $500 million relating to the net change in payables for collateral under securities loaned and other transactions was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate and real estate joint ventures held-for-investment, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate and real estate joint ventures held-for-sale are stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate and real estate joint ventures held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar instruments.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffective are reported within net investment gains (losses). The Company had no hedges of net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally forty years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $99 million and $110 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $65 million and $69 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $7 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $57 million and $52 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $30 million and $21 million at December 31, 2005 and 2004, respectively. Related amortization expense was $11 million, $8 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the deferred costs of acquiring new and renewal insurance business, which varies with, and is primarily related to, the production of that business. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $134     $137     $153
Dispositions and other......................................     --       (3)     (16)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $134     $137
                                                               ====     ====     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 21% and 23% of the Company's life insurance in-force, and 41% and 45% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 97%, 92% and 92% of gross life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of RGA.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to disability contracts are recognized on a pro rata basis over the applicable contract term.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Federal Income Taxes

     The Company and its includable life insurance subsidiary, Paragon, file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
(iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $1 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of the Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December, 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. Implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     In May, 2004, the FASB issued FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of a change in accounting.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). A Variable Interest Entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2005, 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
U.S. treasury/agency securities...................       434          3        2         435       2.9
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
Foreign government securities.....................     1,396        454        1       1,849      12.3
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

                                                                    DECEMBER 31, 2004
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,199     $  369     $ 15     $ 5,553      39.9%
Residential mortgage-backed securities............     2,535         35        8       2,562      18.4
Foreign corporate securities......................     1,589        238        2       1,825      13.1
U.S. treasury/agency securities...................       736          4        2         738       5.3
Commercial mortgage-backed securities.............     1,016         38        2       1,052       7.6
Asset-backed securities...........................       638          8        2         644       4.6
Foreign government securities.....................     1,223        218        1       1,440      10.4
State and political subdivision securities........        28          1       --          29       0.2
Other fixed maturity securities...................       100          2       33          69       0.5
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $13,064     $  913     $ 65     $13,912     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    27     $    1     $ --     $    28      15.7%
Non-redeemable preferred stocks...................       145          5       --         150      84.3
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   172     $    6     $ --     $   178     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $33 million and $42 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $416 million and $411 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $20 million and $44 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million and $4 million at December 31, 2005 and 2004, respectively. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities at December 31, 2005 and 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   232     $   234      $   398     $   373
Due after one year through five years.........     1,571       1,617        1,705       1,772
Due after five years through ten years........     2,996       3,078        2,994       3,157
Due after ten years...........................     4,490       5,375        3,778       4,352
                                                 -------     -------      -------     -------
          Subtotal............................     9,289      10,304        8,875       9,654
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     4,800       4,782        4,189       4,258
                                                 -------     -------      -------     -------
          Total fixed maturities..............   $14,089     $15,086      $13,064     $13,912
                                                 =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $5,608   $2,555   $2,731
Gross investment gains.....................................  $   99   $   96   $   70
Gross investment losses....................................  $  (65)  $  (32)  $  (30)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturity and equity securities of $2 million, $14 million and $38 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
U.S. treasury/agency securities....      214          2            1          --           215           2
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
Foreign government securities......       87          1           --          --            87           1
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturities...........   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2004
                                     --------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     ----------------------   ------------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                     ---------   ----------   ----------   -----------   ---------   ----------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $  848        $10          $137         $  5        $  985        $15
Residential mortgage-backed
  securities.......................      798          7            14            1           812          8
Foreign corporate securities.......      151          2            12           --           163          2
U.S. treasury/agency securities....      437          2            --           --           437          2
Commercial mortgage-backed
  securities.......................      180          2            --           --           180          2
Asset-backed securities............      185          1            12            1           197          2
Foreign government securities......       96          1            --           --            96          1
State and political subdivision
  securities.......................       10         --            --           --            10         --
Other fixed maturity securities....       37         33            12           --            49         33
                                      ------        ---          ----         ----        ------        ---
  Total fixed maturities...........   $2,742        $58          $187         $  7        $2,929        $65
                                      ======        ===          ====         ====        ======        ===
Equity securities..................   $   37        $--          $ --         $ --        $   37        $--
                                      ======        ===          ====         ====        ======        ===
Total number of securities in an
  unrealized loss position.........      715                       55                        770
                                      ======                     ====                     ======

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturity and equity securities at December 31, 2005 and December 31, 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST           LOSSES             SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2004
                                         --------------------------------------------------------------
                                              COST OR           GROSS UNREALIZED         NUMBER OF
                                           AMORTIZED COST            LOSSES              SECURITIES
                                         ------------------   --------------------   ------------------
                                         LESS THAN   20% OR   LESS THAN    20% OR    LESS THAN   20% OR
                                            20%       MORE       20%        MORE        20%       MORE
                                         ---------   ------   ---------   --------   ---------   ------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months...................   $2,208      $--        $43      $     --      222         1
Six months or greater but less than
  nine months..........................      481       --         12            --      459         1
Nine months or greater but less than
  twelve months........................      148       --          3            --       32        --
Twelve months or greater...............      193        1          7            --       52         3
                                          ------      ---        ---      --------      ---       ---
  Total................................   $3,030      $ 1        $65      $     --      765         5
                                          ======      ===        ===      ========      ===       ===

     As of December 31, 2005, $148 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $65 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,266 million and $1,345 million and an estimated fair value of $1,312 million and $1,415 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,371 million and $1,461 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $842 million and $730 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,452 million and $1,608 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,316 million and $2,745 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2005               2004
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................   $883       98%    $1,071      98%
Agricultural mortgage loans.........................     14        2%        22       2%
                                                       ----      ---     ------     ---
          Total.....................................    897      100%     1,093     100%
                                                                 ===                ===
Less: Valuation allowances..........................      1                   3
                                                       ----              ------
          Mortgage loans on real estate.............   $896              $1,090
                                                       ====              ======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 27%, 8% and 7% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................    $ 3       $ 2      $  6
Additions...................................................     --         2         9
Deductions..................................................     (2)       (1)      (13)
                                                                ---       ---      ----
Balance, end of year........................................    $ 1       $ 3      $  2
                                                                ===       ===      ====

     The Company did not have impaired mortgage loans on real estate at December 31, 2005. The Company held $10 million of impaired mortgage loans on real estate, none of which had valuation allowances, at December 31, 2004.

     The average investment in impaired loans was $3 million, $11 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was less than $1 million, $2 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     There were no restructured mortgage loans on real estate at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     The Company had real estate and real estate joint ventures held for investment of $54 million and $60 million at December 31, 2005 and 2004, respectively.

     Accumulated depreciation on real estate was $13 million and $12 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2005, 2004 and 2003. The Company did not have depreciation expense related to discontinued operations for the year ended December 31, 2005. There was less than $1 million of depreciation expense related to discontinued operations for each of the years ended December 31, 2004 and 2003.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2005               2004
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        69%     $39        65%
Industrial...........................................    17        31%      21        35%
                                                        ---       ---      ---       ---
          Total......................................   $54       100%     $60       100%
                                                        ===       ===      ===       ===

     At December 31, 2005, 100% of the Company's real estate holdings were located in California.

     There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2005, 2004, and 2003. There was no investment income (expense) related to real estate and real estate joint ventures held-for-sale for the years ended December 31, 2005, 2004 and 2003.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturities...........................................  $  772   $  700   $  615
Equity securities..........................................      11       19        7
Mortgage loans on real estate..............................      75       76       76
Real estate and real estate joint ventures.................      11       14        7
Policy loans...............................................     159      159      170
Other limited partnership interests........................      (5)      (4)      (6)
Cash, cash equivalents and short-term investments..........      11        6       11
Interest on funds held at interest.........................     192      225      151
Other......................................................       9      (25)      --
                                                             ------   ------   ------
          Total............................................   1,235    1,170    1,031
Less: Investment expenses..................................      64       39       28
                                                             ------   ------   ------
          Net investment income............................  $1,171   $1,131   $1,003
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................   $ 32       $46       $ 1
Equity securities...........................................     --         4         1
Mortgage loans on real estate...............................     10         1        (8)
Real estate and real estate joint ventures..................      4         2         1
Other limited partnership interests.........................     --        (3)       --
Derivatives.................................................    (15)       31        50
Other.......................................................     26        (7)       (5)
                                                               ----       ---       ---
          Net investment gains (losses).....................   $ 57       $74       $40
                                                               ====       ===       ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $ 997    $ 848    $ 675
Equity securities...........................................      2        6       11
Derivatives.................................................     (2)       1       --
Minority interest...........................................   (171)    (105)     (69)
Other invested assets.......................................    (39)     (57)     (31)
                                                              -----    -----    -----
          Total.............................................    787      693      586
                                                              -----    -----    -----
Amounts relating to:
          Deferred policy acquisition costs.................    (45)     (87)    (164)
                                                              -----    -----    -----
          Deferred income taxes.............................   (311)    (250)    (173)
                                                              -----    -----    -----
          Total.............................................   (356)    (337)    (337)
                                                              -----    -----    -----
          Net unrealized investment gains (losses)..........  $ 431    $ 356    $ 249
                                                              =====    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $356     $249     $177
Unrealized investment gains (losses) during the year........     94      107      143
Unrealized gains (losses) relating to:
          Deferred policy acquisition costs.................     42       77      (10)
          Deferred income taxes.............................    (61)     (77)     (61)
                                                               ----     ----     ----
Balance, end of year........................................   $431     $356     $249
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $ 75     $107     $ 72
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $61 million and $60 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $3 million, $5 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46 and FIN 46(r) did not require the Company to consolidate any VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS(1)      LOSS(2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................     $17           $9
                                                                 ===           ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheets had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Interest rate swaps........................   $  377     $38         $ 1         $376      $47         $6
Foreign currency swaps.....................       33       1           3           42        1          3
Foreign currency forwards..................      546      --          37           --       --         --
Options....................................       --      --          --            6        1         --
Credit default swaps.......................      155      --          --           --       --         --
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The above table does not include notional values for equity variance swaps. At December 31, 2005, the Company owned 4,500 equity variance swap contracts. At December 31, 2004, the Company did not own any equity variance swap contracts. The market value of equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                     REMAINING LIFE
                                                --------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR         YEARS
                                                ONE YEAR    THROUGH       THROUGH     AFTER TEN
                                                OR LESS    FIVE YEARS    TEN YEARS      YEARS     TOTAL
                                                --------   ----------   -----------   ---------   ------
                                                                     (IN MILLIONS)
Interest rate swaps...........................    $ 12        $117         $ 92         $156      $  377
Foreign currency swaps........................      --           2           20           11          33
Foreign currency forwards.....................     546          --           --           --         546
Credit default swaps..........................      --         155           --           --         155
                                                  ----        ----         ----         ----      ------
  Total.......................................    $558        $274         $112         $167      $1,111
                                                  ====        ====         ====         ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As previously stated, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Fair value.................................   $    5     $ 1         $--         $ 38      $ 2         $2
Cash flow..................................       26      --           3           55        1          1
Non-qualifying.............................    1,080      38          38          331       46          6
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The Company recognized an insignificant amount of net investment expense from qualifying settlement payments for the years ended December 31, 2005, 2004 and 2003.

     The Company recognized net investment gains from non-qualifying settlement payments of $11 million, $18 million, and $22 million for the years ended December 31, 2005, 2004 and 2003, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years December 31, 2005, 2004 and 2003. Changes in the fair value of the derivatives and the hedged items were insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the year ended December 31, 2005 and 2004, the net amounts accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the years ended December 31, 2003, the net amounts deferred and accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2005, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($34) million, ($13) million and ($17) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts are modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $7 million, $26 million and $45 million, respectively.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $12 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

     The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs and Value of Business Acquired

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED
                                                              POLICY      VALUE OF
                                                            ACQUISITION   BUSINESS
                                                               COSTS      ACQUIRED   TOTAL
                                                            -----------   --------   ------
                                                                     (IN MILLIONS)
Balance at January 1, 2003................................    $1,203        $572     $1,775
  Capitalizations.........................................       958          --        958
  Acquisitions............................................       218          --        218
                                                              ------        ----     ------
          Total...........................................     2,379         572      2,951
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        29          (5)        24
     Unrealized investment gains (losses).................        18          (8)        10
     Other expenses.......................................       383          41        424
                                                              ------        ----     ------
          Total amortization..............................       430          28        458
                                                              ------        ----     ------
  Less: Dispositions and other............................       (54)        (92)      (146)
                                                              ------        ----     ------
Balance at December 31, 2003..............................     2,003         636      2,639
  Capitalizations.........................................       960          --        960
                                                              ------        ----     ------
          Total...........................................     2,963         636      3,599
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................         3           1          4
     Unrealized investment gains (losses).................        --         (77)       (77)
     Other expenses.......................................       450          41        491
                                                              ------        ----     ------
          Total amortization..............................       453         (35)       418
                                                              ------        ----     ------
  Less: Dispositions and other............................      (107)         23        (84)
                                                              ------        ----     ------
Balance at December 31, 2004..............................     2,617         648      3,265
  Capitalizations.........................................       649          --        649
                                                              ------        ----     ------
          Total...........................................     3,266         648      3,914
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        12           2         14
     Unrealized investment gains (losses).................       (28)        (14)       (42)
     Other expenses.......................................       652          31        683
                                                              ------        ----     ------
          Total amortization..............................       636          19        655
                                                              ------        ----     ------
  Less: Dispositions and other............................       120          --        120
                                                              ------        ----     ------
Balance at December 31, 2005..............................    $2,510        $629     $3,139
                                                              ======        ====     ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $34 million in 2006, $32 million in 2007, $31 million in 2008, $32 million in 2009, and $33 million in 2010.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company may contractually guarantee to the contractholder a secondary guarantee benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                             DECEMBER 31, 2005                DECEMBER 31, 2004
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
TWO TIER ANNUITIES
  General account value..............       N/A               $299           N/A               $301
  Net amount at risk.................       N/A                $36(1)        N/A                $36(1)
  Average attained age of
     contractholders.................       N/A           58 years           N/A           58 years

Universal and Variable Life Contracts

                                                DECEMBER 31, 2005         DECEMBER 31, 2004
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
Account value (general and separate
  account).................................       $924       N/A            $722       N/A
Net amount at risk.........................    $19,900(2)    N/A         $17,594(2)    N/A
Average attained age of policyholders......   55 years       N/A        54 years       N/A

---------------

(1) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

(2) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                        UNIVERSAL AND
                                          ANNUITY CONTRACTS        VARIABLE LIFE CONTRACTS
                                      --------------------------   -----------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Mutual fund groupings
  Equity.............................................         $11                 $7
  Bond...............................................           1                  1
  Money Market.......................................           2                  1
                                                              ---                 --
     Total...........................................         $14                 $9
                                                              ===                 ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,435 million and $2,727 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $348 million and $341 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.0% and 5.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $113 million, $110 million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practice was initiated for different products starting at various points in time between the mid 1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $2.5 million per life and reinsure 100% of amounts in excess of the Company's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums earned.....................................  $  445   $  485   $  511
Reinsurance assumed........................................   4,222    3,648    2,925
Reinsurance ceded..........................................    (488)    (420)    (398)
                                                             ------   ------   ------
Net earned premiums........................................  $4,179   $3,713   $3,038
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $   57   $  177   $  119
                                                             ======   ======   ======

     Written premiums are not materially different than earned premiums in the preceding table.

     The reinsurance assumed premium for the years ended December 31, 2005, 2004, and 2003 include $4,220 million, $3,645 million, and $2,923 million, respectively, from RGA.

     Reinsurance recoverables, included in premiums and other receivables, were $1,029 million and $932 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $61 million and $10 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  LONG-TERM DEBT

     At December 31, 2005 and 2004, long-term debt outstanding is as follows:

                                                INTEREST RATES
                                           ------------------------                 DECEMBER 31,
                                                           WEIGHTED                 -------------
                                               RANGE       AVERAGE     MATURITY     2005    2004
                                           -------------   --------   -----------   -----   -----
                                                                                    (IN MILLIONS)
Senior notes.............................  6.75% - 7.25%     6.92%    2006 - 2011   $300    $300
Fixed rate notes.........................   4.2% - 6.32%     4.96%    2006 - 2010    102     106
Other notes..............................    8% - 12%       10.07%    2009 - 2016      1       1
Junior subordinated debentures...........      6.75%         6.75%       2065        398      --
Surplus notes............................      7.63%         7.63%       2024         99      99
                                                                                    ----    ----
  Total..................................                                           $900    $506
                                                                                    ====    ====

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065. RGA has the option to defer interest payments, subject to certain limitations. In addition, interest payments are mandatorily deferred if RGA does not meet specified capital adequacy, net income and shareholders' equity levels. Upon an optional or mandatory deferral, RGA is not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. The subordinated debentures are redeemable at RGA's option.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes, other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $126 million in 2006, $26 million in 2007, less than $1 million in 2008 and 2009, $50 million in 2010 and $698 million thereafter.

Credit Facilities and Letters of Credit

     RGA maintains committed and unsecured credit facilities aggregating $652 million as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with respective agreements. The following table provides details on these facilities as of December 31, 2005:

                                                               LETTER OF CREDIT                UNUSED
BORROWER(S)                          EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
-----------                        --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
RGA..............................  January 2006       $ 26           $ --           $ 26        $ --
RGA..............................  May 2007             26             --             26          --
RGA..............................  September 2010      600            320             50         230
                                                      ----           ----           ----        ----
Total............................                     $652           $320           $102        $230
                                                      ====           ====           ====        ====

     At December 31, 2005 and 2004, RGA had outstanding $457 million and $403 million, respectively, in letters of credit from various banks, of which $320 million and $0, respectively, were part of committed facilities.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among others, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $10 million, or $25 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. As of December 31, 2005, RGA had $800 million in outstanding borrowings under its debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2005 was $26 million.

Other

     Interest expense related to the Company's indebtedness included in other expenses was $50 million, $49 million and $48 million for the years ended December 31, 2005, 2004 and 2003, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and
(ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million, net of unamortized discount of $66 million and $67 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

8.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $ 23       $(7)      $29
  Foreign...................................................     70         4         1
                                                               ----       ---       ---
                                                                 93        (3)       30
Deferred:
  Federal...................................................    (31)       70         7
  Foreign...................................................      4         6         9
                                                               ----       ---       ---
                                                                (27)       76        16
                                                               ----       ---       ---
Provision for income taxes..................................   $ 66       $73       $46
                                                               ====       ===       ===

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $72       $78       $52
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (2)       (1)       (1)
  Tax preferred investment income...........................    --        (1)       (1)
  Tax credits...............................................    (1)       (3)       (5)
  State tax net of federal benefit..........................     1         1         1
  Corporate owned life insurance............................    (1)       (2)       (2)
  Valuation allowance for carryforward items................    (2)       (2)        1
  Other, net................................................    (1)        3         1
                                                               ---       ---       ---
  Provision for income taxes................................   $66       $73       $46
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $   --   $  314
  Employee benefits.........................................      28       36
  Loss and credit carryforwards.............................     728      333
  Other, net................................................      51       78
                                                              ------   ------
                                                                 807      761
  Less valuation allowance..................................       5        9
                                                              ------   ------
                                                                 802      752
                                                              ------   ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................   1,002    1,024
  Policyholder liabilities and receivables..................     137       --
  Investments...............................................      39       22
  Net unrealized investment gains...........................     311      250
  Other, net................................................       9       91
                                                              ------   ------
                                                               1,498    1,387
                                                              ------   ------
Net deferred income tax liability...........................  $ (696)  $ (635)
                                                              ======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries, except for RGA International Reinsurance Company Ltd., because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred income tax assets established will be realized except for the amount of the valuation allowance. A valuation allowance for deferred income tax assets of approximately $5 million and $9 million at December 31, 2005 and 2004, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, and RGA Financial Products. At December 31, 2005, the Company's subsidiaries had net operating loss carryforwards of $1,630 million and capital loss carryforwards of $163 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2005, there are approximately 34 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively, a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration.

     RGA is currently a party to three arbitrations that involve its discontinued accident and health business, including personal accident business (including London market excess of loss business) and workers' compensation carve-out business. RGA is also party to one pending and one threatened arbitration related to its life reinsurance business. In addition, RGA has been joined in a suit filed against one of its ceding companies alleging wrongful denial of a life insurance claim. As of January 31, 2006, the parties involved in these actions have raised claims, or established liabilities that may result in claims, in the amount of approximately $32 million, which is approximately $28 million in excess of the liabilities recorded by RGA. The Company generally has little information regarding any liabilities established by the ceding companies, and must rely on management estimates to establish policy claim liabilities. It is possible that any such liabilities could be increased in the future. Management believes it has substantial defenses upon which to contest these claims, including but not limited to misrepresentation and breach of contract by direct and indirect ceding companies.

     RGA has reinsured privately-owned pension funds that were formed as a result of reform and privatization of Argentina's social security system. RGA ceased renewal of reinsurance treaties associated with privatized pension contracts in Argentina during 2001 because of adverse experience on this business, as several aspects of the pension fund claims flow did not develop as was contemplated when the reinsurance programs were initially priced.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Since 2001, RGA has pursued various courses of action to reduce and eliminate its obligations associated with the reinsurance of Argentine pension accounts. RGA's actions have resulted in one ceding company demanding arbitration and could result in other litigation or arbitrations in the future. However, as of January 2006, RGA had commuted about 95% of its obligations associated with the business and is in discussions with the remaining clients regarding settlement of all obligations under the remaining treaties. Therefore, the risk of litigation or arbitrations in the future has significantly declined. While it is not feasible to predict or determine the ultimate outcome of any such future litigations or arbitrations or provide reasonable ranges of potential losses, it is the opinion of the Company's management, that their outcomes, after consideration of the provisions made in the Company's consolidated financial statements, would not have a material adverse effect on its consolidated financial position.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, as of the date of the consolidated financial statements, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and MetLife, whether MetLife has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, MetLife advised the Attorney General for the State of New York that MetLife was not aware of any instance in which MetLife had provided a "fictitious" or "inflated" quote. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and MetLife's awareness of any "sham" bids for business. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that MetLife submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom MetLife submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company, a subsidiary of the Company, and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another broker-related action against Paragon Life is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that MetLife, Inc., Metropolitan Life, Paragon Life and several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. The Company intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that additional subpoenas, interrogatories, requests and lawsuits will be received. The Company and MetLife will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                        GROSS
                                                              RENTAL    RENTAL
                                                              INCOME   PAYMENTS
                                                              ------   --------
                                                                (IN MILLIONS)
2006........................................................   $10       $ 7
2007........................................................   $ 6       $ 6
2008........................................................   $ 5       $ 5
2009........................................................   $ 2       $ 4
2010........................................................   $ 1       $ 3
Thereafter..................................................   $ 2       $12

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2005 and 2004. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $26 million and $17 million at December 31, 2005 and 2004, respectively.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February, 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $10 million, with a cumulative maximum of $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2005 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed insurer engaged. Some states permit insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $100 thousand. The Company maintained a liability of $5 million and a related asset for premium tax offsets of $4 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company has been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

10.  EMPLOYEE BENEFIT PLANS

PENSION PLANS AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, General American, directly or through a wholly-owned subsidiary, was the sponsor and administrator of a qualified and several non-qualified defined benefit pension plans covering eligible employees. On December 31, 2002, the qualified plan was merged into the Metropolitan Life Retirement Plan for United States Employees (the "MetLife Plan"), a qualified defined benefit pension plan sponsored and administered by Metropolitan Life. The Company has no legal obligation for benefits under the MetLife Plan.

     On January 1, 2003, substantially all employees of the Company who are now covered under the MetLife Plan also became employees of certain subsidiaries of MetLife. Certain of these employees continue to be provided to the Company and therefore the Company is allocated expenses associated with the pension benefits offered to these employees. The Company's share of such allocated expenses included in the accompanying consolidated financial statements was $8 million, $8 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, certain retired employees of the Company are provided postretirement health care and life insurance benefits through a plan sponsored by Metropolitan Life. As the Company has no legal obligation for benefits under this plan, the assets and obligations are not included in the accompanying consolidated financial statements and additional disclosures below. However, the Company is allocated expenses related to the postretirement benefits offered to the retirees of the Company. The Company's allocated share of expenses related

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to these postretirement benefits and included in the accompanying consolidated financial statements was $3 million, $2 million and $3 million for the years ended December 31 2005, 2004 and 2003, respectively.

     General American, or its subsidiaries, continues as sponsor of the non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while they are employed, but are not accruing additional benefits in the plan.

     RGA also sponsors a separate qualified defined benefit pension plan for its eligible employees. Employees of RGA may also become eligible for certain qualified postretirement health care and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2005      2004      2005     2004
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 53      $ 48      $  9     $ 5
  Service cost..............................................      2         2         1       1
  Interest cost.............................................      3         3        --      --
  Actuarial losses (gains)..................................      5         2        --       3
  Benefits paid.............................................     (3)       (2)       --      --
                                                               ----      ----      ----     ---
Projected benefit obligation at end of year.................     60        53        10       9
                                                               ----      ----      ----     ---
Change in plan assets:
Contract value of plan assets at beginning of year..........     14        10        --      --
  Actual return on plan assets..............................     --         1        --      --
  Employer contribution.....................................      2         3        --      --
                                                               ----      ----      ----     ---
Contract value of plan assets at end of year................     16        14        --      --
                                                               ----      ----      ----     ---
Underfunded.................................................    (44)      (39)      (10)     (9)
Unrecognized net actuarial losses (gains)...................     23        19         4       4
Unrecognized prior service cost.............................    (20)      (22)       --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===
Qualified plan prepaid pension cost.........................   $ (2)     $ (1)     $ --     $--
Non-qualified plan accrued pension cost.....................    (46)      (47)       (6)     (5)
Accumulated other comprehensive income......................      7         6        --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                                        NON-QUALIFIED
                                                      QUALIFIED PLAN        PLAN           TOTAL
                                                      ---------------   -------------   -----------
                                                       2005     2004    2005    2004    2005   2004
                                                      ------   ------   -----   -----   ----   ----
                                                                      (IN MILLIONS)
Aggregate fair value of plan assets.................   $16      $14     $ --    $ --    $ 16   $ 14
Aggregate projected benefit obligation..............    22       18       38      35      60     53
                                                       ---      ---     ----    ----    ----   ----
Underfunded.........................................   $(6)     $(4)    $(38)   $(35)   $(44)  $(39)
                                                       ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation, for all defined benefit pension plans, was $53 million and $48 million at December 31, 2005 and 2004, respectively. The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2005 and 2004.

     The components of net periodic benefit cost were as follows:

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -------------------
                                                 2005   2004   2003   2005   2004   2003
                                                 ----   ----   ----   ----   ----   -----
                                                              (IN MILLIONS)
Service cost...................................  $ 2    $ 2    $ 1    $ 1    $ 1    $  --
Interest cost..................................    3      3      3     --     --       --
Expected return on plan assets.................   (1)    (1)    (1)    --     --       --
Amortization of prior actuarial losses
  (gains)......................................    1      1      1     --     --       --
Amortization of prior service cost.............   (2)    (2)    (2)    --     --       --
                                                 ---    ---    ---    ---    ---    -----
Net periodic benefit (credit) cost.............  $ 3    $ 3    $ 2    $ 1    $ 1    $  --
                                                 ===    ===    ===    ===    ===    =====

ASSUMPTIONS

     Assumptions used in determining the obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.77%     5.92%     5.75%    6.00%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     The assumptions used in determining net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                                     ---------------------------------------------
                                       PENSION BENEFITS         OTHER BENEFITS
                                     ---------------------   ---------------------
                                     2005    2004    2003    2005    2004    2003
                                     -----   -----   -----   -----   -----   -----
Weighted average discount rate.....  5.76%   5.46%   6.75%   5.75%   6.50%   6.50%
Expected return on plan assets.....  8.50%   8.50%   8.75%    N/A     N/A     N/A
Rate of compensation increase......  4%-8%   4%-8%   4%-8%    N/A     N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan asset by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES return derived using this approach will fluctuate from year to year, the Company's policy is to hold long-term assumptions constant as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2005                     2004
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  11% down to 5% in 2012   12% down to 5% in 2012
Medicare eligible claims.............  11% down to 5% in 2012   12% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trends would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                   $--
Effect on accumulated postretirement benefit
  obligation......................................         $   2                   $(2)

PLAN ASSETS

     The weighted average allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    75%     76%
Fixed maturities............................................    25%     24%
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     The weighted average target allocation of pension plan assets for 2006 is as follows:

                                                               PENSION
                                                               BENEFITS
                                                               --------
ASSET CATEGORY
Equity securities...........................................      75%
Fixed maturities............................................      25%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $7 million to its pension plan and $136 thousand to its other benefit plans during 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service, as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 5              $  --
2011-2015.................................................        $30              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $3 million, $2 million and $2 million to these plans during the years ended December 31, 2005, 2004 and 2003, respectively.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc. transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $13 million, $40 million and $1 million for the years ended December 31, 2005, 2004 and 2003. As of December 31, 2005, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2006, without prior regulatory approval, is $167 million.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. Each of the Holding Company's U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri. The impact of adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $34 million, $80 million and $151 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $1,677 million and $1,297 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Holding gains on investments arising during the year........   $123     $210     $ 242
Income tax effect of holding gains..........................    (55)     (88)     (111)
Reclassification adjustments:
  Recognized holding losses included in current year
     income.................................................    (21)     (89)      (54)
  Amortization of premium and accretion of discounts
     associated with investments............................     (8)     (14)      (45)
  Income tax effect.........................................     15       43        45
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     42       77       (10)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (21)     (32)        5
                                                               ----     ----     -----
Net unrealized investment gains.............................     75      107        72
Foreign currency translation adjustment.....................      3       14        25
Minimum pension liability adjustment........................      2       (1)       (5)
                                                               ----     ----     -----
Other comprehensive income..................................   $ 80     $120     $  92
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   39   $   46   $   68
Commissions................................................     493    1,076      959
Interest and debt issue costs..............................      50       48       44
Amortization of policy acquisition costs...................     697      495      448
Capitalization of policy acquisition costs.................    (649)    (960)    (958)
Minority interest..........................................     164      162      132
Other......................................................     353      389      380
                                                             ------   ------   ------
  Total other expenses.....................................  $1,147   $1,256   $1,073
                                                             ======   ======   ======

13.  ACQUISITIONS AND DISPOSITIONS

     In March, 2005, the Company dissolved its wholly owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life. The amount received below book value was recorded as a return of capital to Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were $7 million and ($1) million for the years ended December 31, 2004 and 2003, respectively.

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life insurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life insurance in-force, $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense, to the fourth quarter of 2003.

14.  DISCONTINUED OPERATIONS

REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Investment income...........................................   $--       $ 2       $--
Investment expense..........................................    --        (1)       (1)
Net investment gains (losses)...............................    --        --        (1)
                                                               ---       ---       ---
  Total revenues............................................    --         1        (2)
Provision for income taxes..................................    --        --         1
                                                               ---       ---       ---
  Income (loss) from discontinued operations net of income
     tax....................................................   $--       $ 1       $(1)
                                                               ===       ===       ===

     There was no real estate related to discontinued operations at December 31, 2005 and 2004.

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2005                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,868     $ 6,235
  Long-term debt.........................................             $   900     $   953
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,301     $ 5,808
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,461     $ 1,461

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances which do not have final contractual maturities are assumed to equal their current net surrender value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LONG-TERM DEBT AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables under securities loaned and other transactions approximate fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $192 million and ceded benefits and related costs of $143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. The recapture of this agreement resulted in a pre-tax gain of $1 million for the year ended December 31, 2005.

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     Effective January 2001, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premiums and other receivables, for the same amounts of $143 million and $146 million at December 31, 2005 and 2004 respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $189 million, $127 million and $119 million in 2005, 2004 and 2003, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax income on this business was approximately $10 million, $27 million and $12 million in 2005, 2004 and 2003, respectively.

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $5 million, $7 million and $6 million in investment management fees and $87 million, $110 million and $100 million for other administrative services in 2005, 2004 and 2003, respectively. The Company had $976 million and $519 million of receivables with affiliates as of December 31, 2005 and 2004, respectively.

     At December 31, 2005, the Company held no assets in the Metropolitan Money Market Pool of affiliated companies. At December 31, 2004, the Company held $44 million of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $464 million and $495 million, and $191 million and $198 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on those transfers were $31 million and $7 million for the years ended December 31, 2005 and 2004, respectively. There were no assets transferred for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $382 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

17.  SUBSEQUENT EVENTS

     On or about May 1, 2006, the Company intends to sell its wholly owned subsidiary, Paragon, to its ultimate parent, MetLife. Immediately following the sale, MetLife intends to merge Paragon with and into Metropolitan Life. The sale and merger are subject to regulatory approval. At December 31, 2005, Paragon had total assets of $727 million, total liabilities of $643 million, and net income of $7 million.